UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NextEra Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 18, 2017.

NEXTERA ENERGY, INC. 700 UNIVERSE BOULEVARD JUNO BEACH, FL 33408

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 23, 2017
Date: May 18, 2017 Time: 8:00 A.M. Central time
Location: Ballroom at the Hotel at Kirkwood Center
7725 Kirkwood Boulevard SW
Cedar Rapids, Iowa
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
Proxy Statement	Annual Report to Security Holders
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2017 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Please check the proxy materials for any special requirements for meeting attendance. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Directions to the annual meeting are available on the back cover of the proxy statement. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED:

1.	Election as directors of the nominees specified in the proxy statement

Nominees:

	1a.	Sherry S. Barrat

	1b.	James L. Camaren

	1c.	Kenneth B. Dunn

	1d.	Naren K. Gursahaney

	1e.	Kirk S. Hachigian

	1f.	Toni Jennings

	1g.	Amy B. Lane

	1h.	James L. Robo

	1i.	Rudy E. Schupp

	1j.	John L. Skolds

	1k.	William H. Swanson

	1l.	Hansel E. Tookes, II

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 2 AND 3:

2.	Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2017

3.	Approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers as disclosed in the proxy statement

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR “1 YEAR” ON PROPOSAL 4:

4.	Non-binding advisory vote on whether NextEra Energy should hold a non-binding shareholder advisory vote to approve NextEra Energy’s compensation to its named executive officers every 1, 2 or 3 years

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 5:

5.	Approval of the NextEra Energy, Inc. 2017 Non-Employee Directors Stock Plan

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” PROPOSAL 6:

6.	A proposal by the Comptroller of the State of New York, Thomas P. DiNapoli, entitled “Political Contributions Disclosure” to request semiannual reports disclosing political contribution policies and expenditures

NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof.

NEXTera
ENERGY
Please cast your vote – JOIN YOUR FELLOW SHAREHOLDERS AND VOTE TODAY.
Your vote is important to us.

Dear NextEra Energy Shareholder,

Your vote is important to us. Enclosed is your notice of NextEra Energy, Inc.'s 2017 Annual Meeting of Shareholders, which will be held on May 18, 2017, in Cedar Rapids, Iowa. Also enclosed are NextEra Energy's Proxy Statement and Annual Report. The Proxy Statement contains instructions on how to submit your proxy.

As described in the accompanying Proxy Statement, shareholders are being asked to vote on six separate proposals, each of which is described in the Proxy Statement. NextEra Energy's board of directors has made unanimous recommendations to shareholders for voting on each of these proposals, and those recommendations are summarized on page 6 and 7 of the Proxy Statement. You may vote on the Internet, by phone or by mail (see the detailed instructions below).

On behalf of the board of directors, I urge you to vote promptly.

We thank you for your continued interest in NextEra Energy.

Sincerely,

W. Scott Seeley
Vice President, Compliance & Corporate Secretary

THREE WAYS TO VOTE

Internet

WWW.PROXYVOTE.COM
Please have your proxy card available when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

Phone

WITH A PROXY CARD
Call **800-690-6903** with a touch-tone phone to vote using an automated system.

Mail

VOTE PROCESSING
c/o Broadridge
51 Mercedes Way
Edgewood, NY 11717

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or to the address above.

P89199-EPB

Please cast your vote –
NEXTera
ENERGY
JOIN YOUR FELLOW SHAREHOLDERS AND VOE TODAY
Your vote is important to us.
P89199-EPN

Questions & Answers
Why am I receiving this Notice of Internet Availability?
Why did I receive this Notice Regarding the Availability of Proxy materials (Notice)?
Companies are permitted to send the enclosed Notice instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online or how to receive a full set of printed materials by mail.
How do I view the proxy materials online?
Go to www.proxvvote.com and follow the instructions to view the materials. It is necessary to provide the information printed in the box marked by the arrow XXXX XXXX XXXX XXXX located on the Notice.
How can I vote my shares?
Refer to the “How to Vote” section of the Notice for further instructions.
You MAY NOT use your Notice to vote your shares, it is NOT a form for voting. If you send the Notice back your vote will not count.
To request the below Proxy Materials use one of the following ways:
NOTICE AND PROXY STATEMENT
ANNUAL REPORT
FORM 10-K
BY INTERNET
Go to www.proxyvote.com and follow the instructions or send a blank e-mail with the control number information next to the arrow in the subject line to sendmaterial@proxyvote.com on or before May 4, 2017.
BY TELEPHONE
Dial free of charge at 1-800-579-1639 using a touch-tone phone, and follow the instructions.
For more information please visit,
www.sec.aov/spotlight/proxymatters/e-proxy.shtml